Fair value of financial assets and liabilities	6 Months Ended
Jun. 30, 2022
Fair Value Of Financial Assets And Liabilities
Fair value of financial assets and liabilities

26.	Fair value of financial assets and liabilities

	Level I	Level II	Level III	Total fair value recorded
Assets
Marketable securities	622	-	-	622
Commodity derivatives	39	4	-	43
Balance at June 30, 2022	661	4	-	665
Balance at December 31, 2021	650	23	−	673

Liabilities
Foreign currency derivatives	-	(273)	-	(273)
Interest rate derivatives	−	(7)	-	(7)
Balance at June 30, 2022	−	(280)	-	(280)
Balance at December 31, 2021	(1)	(272)	−	(273)

The estimated fair value for the Company’s non-current debt, computed based on the prevailing market rates, is set out in note 23.

Certain receivables are classified as fair value through profit or loss, as presented in note 9.

The fair values of cash and cash equivalents, current debt and other financial assets and liabilities are equivalent or do not differ significantly from their carrying amounts.